UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2016

Steel Partners Holdings L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 520-2300

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed in the Current Report on Form 8-K filed by Steel Partners Holdings L.P., a Delaware limited partnership (“Parent” or “Steel Partners”), with the Securities and Exchange Commission (the “SEC”) on December 9, 2016, Steel Partners entered into an Agreement and Plan of Merger, dated as of December 7, 2016 (as amended, the “Merger Agreement”), with SPH Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Steel Excel Inc., a Delaware corporation (the “Company” or “Steel Excel”), pursuant to which, among other things, Parent agreed to cause Merger Sub to make a tender offer (the “Offer”) to purchase any and all of the outstanding shares of common stock, par value $0.001 per share (the “Shares”), of the Company not already owned by Parent or any entity that is an affiliate of Parent, for 0.712 newly issued 6.0% Series A preferred units, no par value (the “Parent Preferred Units”), of Parent for each Share. The Merger Agreement further provides that upon the terms and subject to the conditions set forth therein, following completion of the Offer, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”).

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Merger Agreement

On December 23, 2016, Steel Partners, Merger Sub and Steel Excel entered into a First Amendment to the Merger Agreement (the “Amendment”) for the following purposes: (a) to modify the terms of the Parent Preferred Units to be issued pursuant to the Offer and the Merger to provide that (i) the 6.0% dividend on the Parent Preferred Units will be cumulative, (ii) Steel Partners will offer to repurchase, on a pro rata basis in cash, 20% of the Parent Preferred Units to be issued pursuant to the Offer and the Merger or redeem within the first three years after the consummation of the Offer, and (iii) all redemptions of the Parent Preferred Units shall be made on a pro rata basis (and shall not be made by lot); (b) to clarify that the parties agree that the Offer and the Merger are integrated transactions and that the parties will treat the exchange of Shares for Parent Preferred Units, whether pursuant to the Offer or the Merger, as a transaction governed by Section 721(a) of the Internal Revenue Code, and to accordingly amend the Merger Agreement to provide for Parent (rather than Merger Sub) to make the Offer; and (c) for administrative reasons, to provide that (i) Parent shall cause any Shares purchased pursuant to the Offer to be contributed to SPH Group LLC and then to SPH Group Holdings LLC, each of which is a wholly owned subsidiary of Parent, and (ii) to amend the Merger Agreement such that, at the effective time of the Merger, the Company shall continue as the surviving corporation of the Merger as a direct wholly owned subsidiary of SPH Group Holdings LLC.

The modifications to the terms of the Parent Preferred Units provided for in the Amendment were the result of discussions with significant stockholders of Steel Excel following the announcement of the transaction, including funds affiliated with GAMCO Investors, Inc. that own about 12.3% of Steel Excel’s outstanding shares.

The foregoing summary of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or any of their respective subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Parent. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company or Parent and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Additional Information and Where to Find It

The Offer described above has not yet commenced. This Current Report on Form 8-K is neither an offer to purchase or exchange nor a solicitation of an offer to sell or exchange shares of Steel Excel’s common stock, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. At the time the Offer is commenced, Steel Partners will file a Registration Statement on Form S-4, containing a prospectus/offer to exchange, a form of letter of transmittal and other related Offer documents with the SEC. In addition, Steel Excel will mail to its stockholders a Solicitation/Recommendation Statement on Schedule 14D-9. Stockholders will be able to obtain the Registration Statement on Form S-4, the prospectus/offer to exchange, and the Solicitation/Recommendation Statement of the Company on Schedule 14D-9, as each may be amended or supplemented from time to time, and related materials with respect to the Offer free of charge at the website of the SEC at www.sec.gov, and from any information agent named in the Offer materials. Stockholders may also obtain, at no charge, any such documents filed with or furnished to the SEC by Parent under the “Investors Relations” section of Parent’s website at www.steelpartners.com. STOCKHOLDERS ARE ADVISED TO READ THESE DOCUMENTS, INCLUDING ANY SOLICITATION/RECOMMENDATION STATEMENT OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE OFFER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES INTO THE OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER.

Forward-Looking Statements

This communication may contain certain “forward-looking statements” that reflect Steel Partners’ current expectations and projections about its future results, performance, prospects and opportunities. Forward-looking statements are based on information currently available to Steel Partners and are subject to a number of risks, uncertainties and other factors that could cause its actual results, performance, prospects or opportunities in 2016 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These factors include, without limitation, Steel Partners’ subsidiaries need for additional financing and the terms and conditions of any financing that is consummated, their customers’ acceptance of its new and existing products, the risk that Steel Partners and its subsidiaries will not be able to compete successfully, the possible volatility of Steel Partners’ unit price and the potential fluctuation in its operating results. Although Steel Partners believes that the expectations reflected in its forward-looking statements are reasonable and achievable, any such statements involve significant risks and uncertainties, and no assurance can be given that the actual results will be consistent with the forward-looking statements. Investors should read carefully the factors described in the “Risk Factors” section of Steel Partners’ filings with the SEC, including its Form 10-K for the year ended December 31, 2015 and Form 10-Q for the quarterly period ended September 30, 2016, for information regarding risk factors that could affect Steel Partners’ results. Except as otherwise required by federal securities laws, Steel Partners undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 7.01.	Regulation FD Disclosure.

On December 23, 2016, Parent issued a press release announcing that Parent and the Company entered into the Amendment. A copy of such press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information furnished in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any future filings by Parent under the Securities Act of 1933, as amended, or the Exchange Act, unless Parent expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of December 23, 2016, by and among Steel Partners Holdings L.P., SPH Acquisition Co. and Steel Excel Inc.
99.1	Press Release dated December 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2016	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc. Its General Partner

	By:	/s/ Douglas Woodworth
		Name:	Douglas Woodworth
		Title:	Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of December 23, 2016, by and among Steel Partners Holdings L.P., SPH Acquisition Co. and Steel Excel Inc.
99.1	Press Release dated December 23, 2016